Supplement dated December 1, 2014
to the Prospectus(es), as supplemented, of each of the following funds:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Columbia Wanger International Equities Fund	5/1/2014
Variable Portfolio - DFA International Value Fund	5/1/2014
Variable Portfolio - Mondrian International Small Cap Fund	5/1/2014
Variable Portfolio - Morgan Stanley Global Real Estate Fund	5/1/2014
Variable Portfolio - Partners Small Cap Value Fund	5/1/2014
Effective December 1, 2014, the voluntary expense cap rates for the funds listed above have changed. Accordingly, the expense cap rates for these funds included in the expense cap table in the section of each Prospectus entitled "More Information About the Funds - Additional Investment Strategies and Policies - Expense Reimbursement Arrangements and Impact on Past Performance" are hereby deleted and replaced with the expense cap rates set forth in the following table:

Fund	Class 1	Class 2	Class 3
Variable Portfolio – Columbia Wanger International Equities Fund	1.11%	1.36%	N/A
Variable Portfolio – DFA International Value Fund	1.02%	1.27%	N/A
Variable Portfolio – Mondrian International Small Cap Fund	1.11%	1.36%	N/A
Variable Portfolio – Morgan Stanley Global Real Estate Fund	0.98%	1.23%	N/A
Variable Portfolio – Partners Small Cap Value Fund	0.93%	1.18%	1.055%

The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-238 A (12/14)